UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2019

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5899 Preston Road #505, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 479-259-2977

1010 NW J Street, Suite I, Bentonville, AR 72712
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	ZEST	OTCQX

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2019 (the “Closing Date”), Ecoark Holdings, Inc ., a Nevada corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Trend Discovery Holdings Inc., a Delaware corporation (“Trend Holdings”) for the Company to acquire 100% of Trend Holdings pursuant to a merger of Trend Holdings with and into the Company (the “Merger”) on the Closing Date. The Merger was completed on the Closing Date and as agreed in the Merger Agreement, the Company is the surviving entity in the Merger and the separate corporate existence of Trend Holdings has ceased to exist. Pursuant to the Merger, each of the 1,000 issued and outstanding shares of common stock of Trend Holdings was converted into 5,500 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the discussion in Item 1.01 to this Current Report on Form 8-K, which discussion is incorporated in this Item by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the Company issued an aggregate of 5,500,000 shares of Common Stock. Such shares were issued pursuant to exemptions from registration provided by Section 4(a)(2) and/or the private offering safe harbor provisions of Regulation D of the Securities Act of 1933, as amended, based on the following factors: (i) the number of Trend Holdings stockholders, (ii) each of these stockholders was a an “accredited investor” as defined in Rule 501 of Regulation D, and (iii) the placement of restrictive legends on the certificates or book-entry notations reflecting the securities.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The financial statements required by this item will be filed by amendment to this report no later than 71 days after the date on which this report is required to be filed.

(b) Pro forma financial information.

The financial statements required by this item will be filed by amendment to this report no later than 71 days after the date on which this report is required to be filed.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description.
2.1	Agreement and Plan of Merger between the Company and Trend Holdings, dated May 31, 2019
99.1	Press release, dated June 6, 2019, announcing the completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

June 6, 2019	Ecoark Holdings, Inc.

	By:	/s/ Randy May
Randy May Chief Executive Officer

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